INVESTMENTS	12 Months Ended
Dec. 31, 2023
Disclosure of detailed information about financial instruments [abstract]
INVESTMENTS	INVESTMENTS

Current and non-current investments (in millions)	Dec 31 2023	Dec 31 2022	Dec 31 2021
Equity securities at FVPL	10	10	—
Debt securities held at amortized cost	84	109	—
Total investments, current	$94	$119	$—
Debt securities held at amortized cost	41	98	—
Total investments, non-current	$41	$98	$—
Total	$135	$217	$—
Equity securities at FVPL
In February 2022, the Group purchased ordinary shares of Aelis Farma. The shares were subject to a holding period of 365 days from the acquisition. The investment is classified as a current investment at December 31, 2023 as the holding period has expired. Fair value gain/(loss) recorded in 2023 and 2022 was nominal and included within net other operating income.
Debt securities held at amortized cost
In 2022, the Group initiated purchases of investment-grade corporate debt and U.S. Treasury securities. Also in 2022, the Group executed an agreement to fund insurance coverage. As part of this arrangement, the Company transferred $26m to a separate cell of an insurance company. The Group controls the separate cell, an unincorporated entity, and receives benefit from its investment returns. As a result, the separate cell is deemed a structured entity and is consolidated by the Group. At December 31, 2023, $27m (2022: $26m) was invested in debt securities which are classified as non-current as access to the funds is restricted for 24 months after the term of the insurance. All other debt securities held at amortized cost are also classified as non-current investments, except for those with maturities less than 12 months from the end of the reporting period, which are classified as current investments.
As of December 31, 2023, expected credit losses for the Group’s investments held at amortized cost are deemed to be immaterial.
Fair value hierarchy
Fair value is the price that would be received to sell an asset or transfer a liability in an orderly transaction between market participants at the measurement date. The different levels have been defined as follows:
• Level 1: Quoted prices (unadjusted) in active markets for identical assets or liabilities
• Level 2: Inputs other than quoted prices included within Level 1 that are observable for the asset or liability, either directly or indirectly
• Level 3: Unobservable inputs for the asset or liability
The Group’s only financial instruments which are measured at fair value are equity securities at FVPL. The fair value of equity securities at FVPL is based on quoted market prices on the measurement date. The following tables categorize the Group’s financial assets measured at fair value by valuation methodology used in determining their fair value:

At December 31, 2023 (in millions)	Level 1	Level 2	Level 3	Total
Equity securities at FVPL	$10	$—	$—	$10

At December 31, 2022 (in millions)	Level 1	Level 2	Level 3	Total
Equity securities at FVPL	$10	$—	$—	$10